AMENDMENT
                            TO GAS PURCHASE CONTRACT


The undersigned parties, in consideration of the mutual covenants contained herein, hereby agree to amend, as described below, the gas purchase contract ("Contract") dated October 1, 1990 between Arkansas Western Gas Company ("Buyer") for the account of Associated Natural Gas Company, a division of Arkansas Western Gas Company, and SEECO, Inc. ("Seller").

         1. The phrase "Contract Annual Quantity" shall be changed to "Contract Annual Volume" wherever it appears throughout the Contract.

         2. Section 2(B) shall be deleted in its entirety and replaced with the following:

                  (B) It is understood that Seller shall deliver to Buyer on a daily basis the quantity requested by Buyer up to the Maximum Daily Quantity. Should Buyer desire a daily quantity in excess of such quantities, Seller shall advise Buyer of the availability or nonavailability of such gas and, if available, when deliveries can commence. However, notwithstanding anything contained in this contract, Buyer's receipts of gas hereunder shall fluctuate only to the extent such fluctuations are required by the demands of Buyer's utility customers in northeast Arkansas and southeast Missouri. Seller shall have no obligation to deliver gas to Buyer under this contract to be used for resale to third parties other than Buyer's northeast Arkansas and southeast Missouri utility customers. Buyer shall take gas hereunder at monthly rates which match as closely as reasonably possible Buyer's historical monthly takes under this contract.

         3. Section 6(A) shall be deleted in its entirety and replaced with the following:

                  (A) Subject to the provisions hereinafter set forth, the price payable hereunder shall be the price contained in the currently effective contract pricing schedule attached to this contract. The first such contract pricing schedule shall be effective October 1, 1997. Each time the price payable under this contract is redetermined, a new contract pricing schedule which identifies the redetermined price shall be attached to this contract, and shall supersede the previous contract pricing schedule.

         4. Section (A) (c) of the General Terms and Conditions shall be deleted in its entirety and replaced with the following:

                  (c)The volume of gas shall be measured at each Point of Delivery by orifice meters installed and operated and computations made as prescribed in the latest accepted version of the American Gas Association Gas Measurement Committee Report No. 3, except as the parties may otherwise agree or may otherwise have provided elsewhere herein. The values of the Reynolds number factor, expansion factor, and manometer factor, or any of them, may be assumed by Buyer to be one (1).

Dated September 30, 1997.


ARKANSAS WESTERN GAS COMPANY                    SEECO, INC


By: /s/  CHARLES V. STEVENS                     By:  /s/  DEBBIE J. BRANCH
   -------------------------                       --------------------------
   Charles V. Stevens                              Debbie J. Branch
   Vice President and                              Senior Vice President
   Assistant to Chairman                           Southwestern Energy Services
                                                   Company, Agent for SEECO,
                                                   Inc.

                            CONTRACT PRICING SCHEDULE
                    TO OCTOBER 1, 1990 GAS PURCHASE CONTRACT


         Effective October 1, 1997, the price payable for gas purchased hereunder shall be as follows:

         Monthly Reservation Fee:        $91,250

         Commodity Cost Per MMBtu:      The index as published in Inside
                                        FERC's Gas Market Report (Prices
                                        of Spot Gas Delivered to Pipelines,
                                        per MMBtu dry) for the first day of
                                        the applicable month for deliveries
                                        into NorAm Gas Transmission
                                        Company (East)

         Commodity Price Cap:           $16,250 per month from October
                                        1997 through September 1998.  The
                                        commodity cost per MMBtu dry
                                        (excluding reservation fee and price
                                        cap fee) shall not exceed $3.60
                                        NorAm East for the first 300,000
                                        MMBtu purchased in November
                                        1997, the first 450,000 MMBtu
                                        purchased in December 1997, the
                                        first 450,000 MMBtu purchased in
                                        January 1998, and the first 300,000
                                        MMBtu purchased in February 1998.

Dated September 30, 1997.


ARKANSAS WESTERN GAS COMPANY                     SEECO, INC


By: /s/  CHARLES V. STEVENS                      By:  /s/  DEBBIE J. BRANCH
   --------------------------                       --------------------------
   Charles V. Stevens                               Debbie J. Branch
   Vice President and                               Senior Vice President
   Assistant to Chairman                            Southwestern Energy Services
                                                    Company, Agent for SEECO,
                                                    Inc.